UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 15, 2005

Heartland Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

333-32245 (Commission File Number) 420 North Morton Street, Franklin, Indiana (Address of Principal Executive Offices)	35-2017085 (IRS Employer Identification No.) 46131 (Zip Code)

(317) 738-3915
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 15, 2005, Heartland Bancshares, Inc. (the “Company”), issued a press release announcing its results for the quarter and year ended December 31, 2004, as adjusted to reflect the recording of additional expenses in the fourth quarter of 2004 as a result of the Company’s termination of a merger agreement on February 10, 2005. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06.    Material Impairments

On February 11, 2005, the Company, after consultation with its independent accountants, determined that certain costs that had been incurred and paid in 2004 in connection with its proposed merger with Blue River Bancshares, Inc., and capitalized as an asset, should be expensed during the fourth quarter of 2004 due to the mutual termination of the merger agreement with Blue River Bancshares, Inc., effective February 10, 2005. The impaired asset was recorded as capitalized merger costs and included in other assets. The amount of the asset expensed was $238,000 pre-tax, and $137,000 after-tax. The impairment charge did not result in any cash expenditures and will not result in any future cash expenditures.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99
Press release issued by the Company on February 15, 2005. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2005	HEARTLAND BANCSHARES, INC. By: /s/ Steven L. Bechman Steven L. Bechman, President

EXHIBIT INDEX

99
Press release issued by the Company on February 15, 2005. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.